                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 DATE OF REPORT:
                        (DATE OF EARLIEST EVENT REPORTED)

                                  MARCH 1, 1996



                                 SUMMIT BANCORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



NEW JERSEY                           1-6451                          22-1903313
(STATE OR OTHER JURIS-            (COMMISSION                     (IRS EMPLOYER
DICTION OF INCORPORATION           FILE NO.)                IDENTIFICATION NO.)
OR ORGANIZATION)


                       301 CARNEGIE CENTER, P.O. BOX 2066,
                        PRINCETON, NEW JERSEY 08543-2066
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 987-3200


                               UJB FINANCIAL CORP.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

             (i) The following financial information for The Summit Bancorporation ("Bancorporation" or "Summit") was filed as part of the Annual Report on Form 10-K of Bancorporation for the Fiscal Year ended December 31, 1994; financial information located at the stated page numbers thereof is herein incorporated by reference:

                  Auditors' Report.........................................  27
                  Consolidated Statement of Income - Three Years
                           Ended December 31, 1994.........................  28
                  Consolidated Balance Sheet - December 31, 1994 and 1993..  29
                  Consolidated Statement of Stockholders' Equity -
                           Three Years Ended December 31, 1994.............  30
                  Consolidated Statement of Cash Flows - Three Years
                           Ended December 31, 1994.........................  31
                  Notes to Consolidated Financial Statements...............  32

             (ii) Interim Financial Information - The following financial information for Bancorporation was filed on Form 10-Q of Bancorporation for the quarter ended September 30, 1995;
                  financial information located at the stated page numbers thereof is herein incorporated by reference:

                  Consolidated Balance Sheet at September 30, 1995 and
                           December 31, 1994..............................    1
                  Consolidated Statement of Income -Three Months and
                           Nine Months ended September 30, 1995 and 1994..    2
                  Consolidated Statement of Stockholders' Equity-
                           Three Months and Nine Months Ended
                           September 30, 1995 and 1994....................    3
                  Consolidated Statement of Cash Flows-
                           Three Months and Nine Months Ended
                           September 30, 1995 and 1994....................    4
                  Notes to Consolidated Financial Statements .............    5

(b)      Pro Forma Financial Information

                        PRO FORMA FINANCIAL INFORMATION
                                  (Unaudited)

  The following unaudited pro forma condensed combined financial statements reflect the Merger of UJB Financial Corp. (UJB) and The Summit Bancorporation and the related mergers of Flemington National Bank and Trust Company (Flemington) and Garden State Bancshares, Inc. (Garden State) (collectively the "Pooling Acquisition"). This pro forma financial information is based on the estimates and assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information as necessary to comply with the disclosure requirements of the Commission. The pro forma financial information has been prepared using the historical consolidated financial statements and notes thereto appearing in UJB's Form 10-K, Summit's Form 10-K, Flemington's Form 10-KSB and Garden State's Form 10-K each for the fiscal year ended December 31, 1994. The unaudited pro forma condensed combined financial statements do not purport to be indicative of the combined financial position or results of operations of future periods or indicative of the results that actually would have been realized had the entities been a single entity during these periods.

  The Pro Forma Condensed Combined Statements of Income give effect to the proposed Merger by combining the respective statements of income of UJB, Summit, Garden State and Flemington for the nine months ended September 30, 1995 and 1994 and for each of the three years in the period ended December 31, 1994. The Pro Forma Condensed Combined Statements of Income do not give effect to anticipated expenses and nonrecurring charges related to the Merger and the estimated effect of revenue enhancements and expense savings associated with the consolidation of the operations of UJB and Summit. Had these expenses and nonrecurring charges been reflected in the Pro Forma Condensed Combined Statements of Income for the nine months ended September 30, 1995, UJB and Summit Pro Forma net income would decrease by $54 million or $.63 per share and All Transactions Pro Forma net income would decrease by $61 million or $.67 per share.

  Earnings per common share amounts for UJB, Summit, Garden State and Flemington are based on the historical weighted average number of common shares outstanding for each company during the period. With respect to the pro forma earnings per share computation, shares of Summit, Garden State and Flemington have been adjusted to the equivalent shares of UJB for each period.

  The pro forma financial information uses the Exchange Ratio of 0.90 shares of UJB Common for each share of Summit Common, the exchange ratio of 1.3816 shares of UJB Common for each share of Flemington common stock and the effective exchange ratio of 0.972 shares of UJB Common for each share of Garden State common stock, which were the actual exchange ratios at the consummation of these mergers.

i) PRO FORMA CONDENSED COMBINED BALANCE SHEET DATED SEPTEMBER 30, 1995

Dollars in Thousands

                           Pro Forma Adjustment Increase (Decrease)        All Transactions Pro Forma
                           ----------------------------------------        --------------------------
Shareholders' Equity
         Common Stock                        $(9,515)                                $110,775

         Surplus                             $ 9,058                                 $846,021

ii) PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                                           All Transactions Pro Forma
                                                                           --------------------------
Net Income Per Common Share                                                          $1.99

Average Common Shares Outstanding (in thousands)                                     90,400

iii) PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994

                                                                           All Transactions Pro Forma
                                                                           --------------------------
Average Common Shares Outstanding (in thousands)                                     87,641

iv) PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                           All Transactions Pro Forma
                                                                           --------------------------
Average Common Shares Outstanding (12/31/94) (in thousands)                          87,918

Average Common Shares Outstanding (12/31/93) (in thousands)                          85,684

Average Common Shares Outstanding (12/31/92) (in thousands)                          80,471

v) NOTES TO THE PRO FORMA FINANCIAL INFORMATION:

(2) The Pro Forma Condensed Combined Balance Sheet gives effect to the Merger and the Pooling Acquisitions by combining the respective balance sheets of UJB, Summit, Garden State and Flemington at September 30, 1995 on a pooling-of-interests basis. The capital accounts have been adjusted to reflect the issuance of 34.7 million shares of UJB Common in exchange for all the outstanding shares of Summit, Garden State and Flemington.


         The following unaudited pro forma combined condensed financial information for UJB Financial Corp. and Bancorporation, filed as part of Registration Statement No. 33-63783 on Form S-4 (declared effective December 7,
1995), and located at the stated page numbers thereof, is herein incorporated by reference with the specific exceptions therefrom of: (i) "Shareholder's Equity - Common Stock" and "Shareholder's Equity Surplus" stated under "Pro Forma Adjustment Increase (Decrease)" and "All Transactions Pro Forma", as reflected on the Pro Forma Condensed Combined Balance Sheet dated September 30, 1995; (ii)
(a) Net Income Per Common Share and (b) Average Common Shares Outstanding stated under "All Transactions Pro Forma" in the Pro Forma Condensed Combined Statements of Income for the Nine Months Ended September 30, 1995; (iii) Average Common Shares Outstanding stated under "All Transactions Pro Forma" in the Pro Forma Condensed Combined Statements of Income for the Nine Months Ended September 30, 1994; (iv) Average Common Shares Outstanding stated under "All Transactions Pro Forma" in the Pro Forma Condensed Combined Statements of Income for the Years Ended December 31, 1994, 1993 and 1992 and (v) Note 2 in the Notes to the Pro Forma Financial Information:

                  Pro Forma Condensed Combined Balance Sheets -
                           September 30, 1995...............................................................  17
                           (except for "Shareholders' Equity - Common Stock" and "Shareholders' Equity -
                           Surplus" stated under "Pro Forma Adjustment Increase (Decrease)" and "All
                           Transactions Pro Forma")
                  Pro Forma Condensed Combined Statements of Income for
                           the Nine Months Ended September 30, 1995 and 1994 and
                           the Years Ended December 31, 1994, 1993 and 1992.................................  18
                           (except for (i) "Net Income Per Common Share" and
                           "Average Common Shares Outstanding" stated under "All
                           Transactions Pro Forma" in the Pro Forma Condensed
                           Combined Statements of Income for the Nine Months
                           Ended September 30, 1995; (ii) "Average Common Shares
                           Outstanding" stated under "All Transactions Pro
                           Forma" in the Pro Forma Condensed Combined Statements
                           of Income for the Nine Months Ended September 30,
                           1994 and (iii) "Average Common Shares Outstanding"
                           stated under "All Transactions Pro Forma" in the Pro
                           Forma Condensed Combined Statements of Income for the
                           Years Ended December 31, 1994, 1993 and 1992
                  Notes to Pro Forma Financial Information..................................................  23
                           (except with respect to Note 2 )

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------
         (24)                       Auditors' Consent (The Summit Bancorporation)

         (99) A.                    Item 8 Financial Statements and Supplementary Data from the Annual Report on Form 10-K of the Summit Bancorporation for the Fiscal Year ended
                                    December 31, 1994.

                                             Auditors' Report
                                             Consolidated Statement of Income - Three Years
                                                      Ended December 31, 1994
                                             Consolidated Balance Sheet - December 31, 1994 and 1993
                                             Consolidated Statement of Stockholders' Equity -
                                                      Three Years Ended December 31, 1994
                                             Consolidated Statement of Cash Flows - Three Years
                                                      Ended December 31, 1994
                                             Notes to Consolidated Financial Statements

         (99) B.                    Item 1 Financial Statements from the Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

                                             Consolidated Balance Sheet at September 30, 1995 and
                                                      December 31, 1994
                                             Consolidated Statement of Income - Three Months and Nine
                                                      Months ended September 30, 1995 and 1994
                                             Consolidated Statement of Stockholders' Equity -

                                             Three Months and Nine Months Ended September
                                             30,1995 and 1994
                                    Consolidated Statement of Cash Flows -
                                             Three Months and Nine Months Ended September
                                             30, 1995 and 1994
                                    Notes to Consolidated Financial Statements

         (99) C.           Pro Forma Financial Information

                                    Pro Forma Condensed Combined Balance Sheets -
                                    September 30, 1995
                                             (except for "Shareholders' Equity - Common Stock" and
                                             "Shareholders' Equity - Surplus" stated under "Pro
                                             Forma Adjustment Increase (Decrease)" and "All
                                             Transactions Pro Forma")
                                    Pro Forma Condensed Combined Statements of Income for the Nine
                                    Months Ended September 30, 1995 and 1994 and the Years Ended
                                    December 31, 1994, 1993, 1992
                                             (except for (i) "Net Income Per Common Share" and
                                             "Average Common Shares Outstanding" stated under "All
                                             Transactions Pro Forma" in the Pro Forma Condensed
                                             Combined Statements of Income for the Nine Months
                                             Ended September 30, 1995; (ii) "Average Common Shares
                                             Outstanding" stated under "All Transactions Pro
                                             Forma" in the Pro Forma Condensed Combined Statements
                                             of Income for the Nine Months Ended September 30,
                                             1994 and (iii) "Average Common Shares Outstanding"
                                             stated under "All Transactions Pro Forma" in the Pro
                                             Forma Condensed Combined Statements of Income for the
                                             Years Ended December 31, 1994, 1993 and 1992
                                    Notes to Pro Forma Financial Information
                                             (except with respect to Note 2)

                                    SIGNATURE




         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: March 22, 1996                        SUMMIT BANCORP.



                                            By: /s/ Dennis A. Williams
                                                ----------------------
                                                    Dennis A. Williams
                                                    Senior Vice President

                                  EXHIBIT INDEX

         Ex. No.                    Description
         -------                    -----------
         (24)                       Auditors' Consent (The Summit Bancorporation)

         (99) A.                    Item 8 Financial Statements and Supplementary Data from the Annual Report on Form 10-K of the Summit Bancorporation for the Fiscal Year ended
                                    December 31, 1994.

                                             Auditors' Report
                                             Consolidated Statement of Income - Three Years
                                                      Ended December 31, 1994
                                             Consolidated Balance Sheet - December 31, 1994 and 1993
                                             Consolidated Statement of Stockholders' Equity -
                                                      Three Years Ended December 31, 1994
                                             Consolidated Statement of Cash Flows - Three Years
                                                      Ended December 31, 1994
                                             Notes to Consolidated Financial Statements

         (99) B.                    Item 1 Financial Statements from the Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

                                             Consolidated Balance Sheet at September 30, 1995 and
                                                      December 31, 1994
                                             Consolidated Statement of Income - Three Months and Nine
                                                      Months ended September 30, 1995 and 1994
                                             Consolidated Statement of Stockholders' Equity -
                                                      Three Months and Nine Months Ended September
                                                      30, 1995 and 1994
                                             Consolidated Statement of Cash Flows -
                                                      Three Months and Nine Months Ended September
                                                      30, 1995 and 1994
                                             Notes to Consolidated Financial Statements

         (99) C.                    Pro Forma Financial Information

                                             Pro Forma Condensed Combined Balance Sheets -
                                             September 30, 1995
                                                      (except for "Shareholders' Equity - Common Stock" and
                                                      "Shareholders' Equity - Surplus" stated under "Pro
                                                      Forma Adjustment Increase (Decrease)" and "All
                                                      Transactions Pro Forma")
                                             Pro Forma Condensed Combined Statements of Income for the Nine
                                             Months Ended September 30, 1995 and 1994 and the Years Ended
                                             December 31, 1994, 1993, 1992

                                                      (except for (i) "Net Income Per Common Share" and
                                                      "Average Common Shares Outstanding" stated under "All
                                                      Transactions Pro Forma" in the Pro Forma Condensed
                                                      Combined Statements of Income for the Nine Months
                                                      Ended September 30, 1995; (ii) "Average Common Shares
                                                      Outstanding" stated under "All Transactions Pro
                                                      Forma" in the Pro Forma Condensed Combined Statements
                                                      of Income for the Nine Months Ended September 30,
                                                      1994 and (iii) "Average Common Shares Outstanding"
                                                      stated under "All Transactions Pro Forma" in the Pro
                                                      Forma Condensed Combined Statements of Income for the
                                                      Years Ended December 31, 1994, 1993 and 1992
                                    Notes to Pro Forma Financial Information
                                                      (except with respect to Note 2)

                                        8